Exhibit 32.2

      English Language Learning and Instruction System, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

       I, Derin Ford, Chief Financial Officer of English Language Learning and Instruction System, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (a) the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2004, fully complies with the requirements of
       Section 13(a) or  15(d) of the Securities Exchange Act of 1934; and

       (b) the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     /s/ Derin Ford
Date: November 4, 2004               ________________________________________
                                     Derin Ford, Chief Financial Officer